SCHEDULE 14A

Consent Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Consent Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Consent Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Health Management Associates, Inc.

(Name of Registrant as Specified In Its Charter)

Glenview Capital Partners, L.P.

Glenview Capital Master Fund, Ltd.

Glenview Institutional Partners, L.P.

Glenview Offshore Opportunity Master Fund, Ltd.

Glenview Capital Opportunity Fund, L.P.

Glenview Capital Management, LLC

Larry Robbins

Mary Taylor Behrens

Steven Epstein

Kirk Gorman

Stephen Guillard

John McCarty

JoAnn Reed

Steven Shulman

Peter Urbanowicz

(Name of Person(s) Filing Consent Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

On August 12, 2013, Glenview Capital Management, LLC issued a press release relating to Health Management Associates, Inc. A copy of the press release is filed herewith as Exhibit 1.

Exhibit 1

FOR IMMEDIATE RELEASE

Glenview Capital Submits Documentation Confirming Shareholders Have

Approved All Consents Necessary to Revitalize HMA

Glenview Thanks Fellow Shareholders for Supporting Efforts To Build Value, Quality and Culture

NEW YORK, NY (August 12, 2013) – Glenview Capital Management LLC, which owns 14.6% of the common stock of Health Management Associates, Inc. (NYSE: HMA) through affiliated investment funds, today issued the following statement:

“Earlier today, Glenview submitted to the appropriate representatives of HMA documentation that a majority of shareholders have voted for the removal and replacement of the entire Board of Directors at HMA. We anticipate that the Sitting HMA Board will work with their outside advisors to ensure a prompt fiduciary review of the voting results. Led by future HMA Chairman Steven Shulman, the nominees will be in contact with the outgoing HMA Board and their advisors to ensure a smooth transition to be effected this week.

On behalf of our investors and our team, we would like to offer our appreciation to the many constituents of HMA:

•

To the hard working men and women of HMA who maintained focus and dedication to their mission throughout this seven week process and who strive to improve health outcomes throughout their local communities;

•	To fellow shareholders who took the time to consider the myriad of issues and who voted, based upon both financial and moral values, to take action to improve our Company;

•

To the nominees of the Fresh Alternative slate of Directors who were willing to lend their efforts and talents despite an uncertain path and who will work diligently to improve our Company, and to the team at Alvarez & Marsal who have prepared for a responsible transition and a path to stabilization and improvement;

•

To the independent advisory services of Institutional Shareholder Services and Glass Lewis who cut through the rhetoric to help frame and analyze the issues at hand, and for their support of complete change at HMA;

•	To Akin Gump, UBS, Okapi Partners and ASC Advisors, our legal, financial, proxy and communications advisors; and

•	To the Sitting Board and their advisors, in anticipation of their working honorably and constructively through the upcoming transition.

For a few months within our thirteenth year of operation, our firm moved uncomfortably into the public eye in order to advance three important causes:

i)	First, it is incumbent on Management, Boards and shareholders to work constructively and methodically to improve shareholder value over time to ensure an appropriate risk adjusted return on capital for owners. This includes the Board’s responsibility to review financial and strategic alternatives and operational and human resource performance in an intellectually honest manner, prioritizing shareholder returns over social or legacy issues.

ii)	Second, it is imperative that Management and Boards treat shareholders as true partners rather than adversaries in the journey to build sustainable value and quality enterprises.

iii)	Finally, it is the responsibility of shareholders to embrace and support change when neither of these conditions are satisfied.

We believe that these key principles brought together investors across every category — mutual funds, pension funds, hedge funds, individual investors and current and former employees and retirees – to defend and promote shareholders’ rights through their consents to Revitalize HMA. We at Glenview are proud of our efforts to improve quality, compliance, accountability and shareholder value at HMA, and we are happy to have contributed to the broader discourse by challenging all shareholders to think and act like owners to promote financial and corporate success. Several months from now, with greater Board and Management engagement and greater transparency, Glenview and other shareholders will consider the Community Proposal with an eye towards maximizing shareholder value and positioning HMA to best serve the healthcare needs of its local communities.”

About Glenview Capital Management

Glenview Capital Management is a private investment management firm with more than $6 billion of assets under management. The firm was founded in 2000 and manages capital for qualified investors through a series of private investment funds, and has offices in New York and London. Glenview is focused on delivering attractive absolute returns through an intense focus on deep, fundamental research and individual security selection.

# # #

For More Information go to www.revitalizehma.com or contact:

Media:

Scott Tagliarino/Katrina Allen

ASC Advisors LLC

(203) 992-1230

Investors:

Bruce Goldfarb/ Patrick McHugh/ Lydia Mulyk

Okapi Partners LLC

(212) 297-0720

Toll Free: (877) 869-0171

GLENVIEW CAPITAL PARTNERS, L.P., GLENVIEW CAPITAL MASTER FUND, LTD., GLENVIEW INSTITUTIONAL PARTNERS, L.P., GLENVIEW OFFSHORE OPPORTUNITY MASTER FUND, LTD., GLENVIEW CAPITAL OPPORTUNITY FUND, L.P., GLENVIEW CAPITAL MANAGEMENT, LLC AND LARRY ROBBINS (COLLECTIVELY, “GLENVIEW”) TOGETHER WITH THE PROPOSED NOMINEES (COLLECTIVELY, WITH GLENVIEW, THE “PARTICIPANTS”) HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A DEFINITIVE CONSENT STATEMENT AND ACCOMPANYING CONSENT CARD TO BE USED TO SOLICIT WRITTEN CONSENTS FROM THE STOCKHOLDERS OF HEALTH MANAGEMENT ASSOCIATES, INC. (“HMA” OR “THE COMPANY”) IN CONNECTION WITH GLENVIEW’S INTENT TO TAKE CORPORATE ACTION BY WRITTEN CONSENT. ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE CONSENT STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF WRITTEN CONSENTS FROM THE STOCKHOLDERS OF THE COMPANY BY THE PARTICIPANTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. INFORMATION RELATING TO THE PARTICIPANTS IS CONTAINED IN THE DEFINITIVE CONSENT STATEMENT FILED ON JULY 19, 2013. THE DEFINITIVE CONSENT STATEMENT AND FORM OF WRITTEN CONSENT ARE BEING FURNISHED TO SOME OR ALL OF THE STOCKHOLDERS OF THE COMPANY AND ARE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, GLENVIEW WILL PROVIDE COPIES OF THE DEFINITIVE CONSENT STATEMENT AND ACCOMPANYING CONSENT CARD (WHEN AVAILABLE) WITHOUT CHARGE UPON REQUEST TO OKAPI PARTNERS LLC, TELEPHONE: (877) 869-0171.

Cautionary Statement Regarding Forward-Looking Statements

This presentation may include “forward-looking statements” that reflect current views of future events. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature are often used to identify forward-looking statements. Similarly, statements that describe our objectives, plans or goals are forward-looking. Glenview’s forward-looking statements are based on its current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Except to the extent required by applicable law, no person undertakes any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.